SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      April 26, 2004

FRANKLIN FINANCIAL SERVICES CORPORATION

(Exact name of registrant as specified in its new charter)

Pennsylvania	0-12126	23-144083
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Indent. No.)

20 South Main Street, Chambersburg, PA		17201
(Address of principal executive office)		(Zip Code)

Registrant’s telephone number, including area code (717) 264-6116

N/A
(Former name or former address, if changes since last report)

Item 5.  Other Events.

On April 26 2004,  Franklin Financial Services Corporation issued a press release reporting its financial results for the quarter ending March 31, 2004.  A copy of the press release is attached as Exhibit 99 of this report.

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.

The following exhibits are filed herewith:

Number	Description

99	Press Release, dated April 26, 2004, of Franklin Financial Services Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN FINANCIAL SERVICES CORPORATION

	By:	/s/ William E. Snell Jr.
William E. Snell, Jr., President and Chief Executive Officer

Dated: April 29, 2004